UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08002

KOREA EQUITY FUND, INC.

Two World Financial Center, Building B
New York, NY 10281

Nomura Asset Management U.S.A. Inc.
Two World Financial Center, Building B
New York, NY 10281

Registrant’s telephone number, including area code: (800) 833-0018

Date of fiscal year end:	October 31, 2010

Date of reporting period:	October 31, 2010

ITEM 1.  REPORT TO SHAREHOLDERS

KOREA EQUITY FUND, INC.

December 22, 2010

To Our Shareholders:

We present the Annual Report of Korea Equity Fund, Inc. (the “Fund”) for the fiscal year ended October 31, 2010.

The Net Asset Value per share (“NAV”) of the Fund on October 31, 2010 was $12.30, representing an increase of 26.0% for the Fund’s fiscal year. The closing New York Stock Exchange (“NYSE”) market price of the Fund on October 31, 2010 was $11.25, representing an 8.54% discount to the NAV. The net assets of the Fund amounted to $136,026,379 on October 31, 2010.

The Korea Composite Stock Price Index (“KOSPI”) increased from 1,580.7 to 1,883.0 or 19.1%, in local currency terms, for the year. Including the South Korean won (“Won”) appreciation of 5.3% during the fiscal year, this represented a total increase of 25.2% in United States (“U.S.”) dollar terms. The Fund’s NAV outperformed the KOSPI, in U.S. dollar terms, by 0.8% during the year. The Fund’s share price (quoted on the NYSE), including distributions, increased by 33.9% during the year.

For the quarter ended October 31, 2010, the KOSPI increased by 12.3% in U.S. dollar terms. The NAV of the Fund increased by 13.2%. The Fund outperformed the KOSPI, in U.S. dollar terms, by 0.9% during the quarter.

South Korean Economy

As external debt has been restructured and foreign exchange reserves rebuilt during 2009, the government has become less anxious about instability risks. Foreign reserves now exceed pre-crisis levels and provide more thorough coverage for foreign currency debts. South Korea has returned to being an international net creditor after falling into debtor status in mid-2008. However, the turbulence triggered by the Greek debt crisis during the year served as a reminder that South Korea’s financial system is still vulnerable to rapid capital flows. In addition, the outlook for South Korea’s sovereign rating appears stable. We believe any downward adjustment is unlikely over the next six months. South Korea is currently rated at A1 (Moody’s), A (S&P) and A+ (Fitch), with a stable outlook.

South Korea’s GDP growth peaked in the first quarter of 2010 at +8.1% (yoy) due to the low base effect; it has since moderated to +4.5% (yoy) in the third quarter of 2010 (3Q10). In 3Q10, the sequential slowdown from 2Q10 was driven by inventory destocking, reportedly related mainly to the renewal of vehicle production lines. The construction and property markets have also been a drag on the economy for the most of 2010. As a result, this has contributed to slow credit growth despite record low interest rates and abundant liquidity. Banks have also made huge provisions in the past year due to the weakness in this sector.

In an attempt to boost the Property and Construction sector, the government announced in March 2010 that it will purchase 40,000 unsold housing units (21,000 units directly by the government and 19,000 units indirectly by private real estate funds) and lift the debt-to-income (DTI) ceiling for select cases. In August, the government announced further deregulation measures for the real estate markets, which include the temporary easing of financing conditions, the extension of tax cuts, and delays to public supply. With deregulatory measures, housing transaction volumes and prices have stabilized.

Mr. Kim Choong Soo, South Korean ambassador to the OECD was named as the new governor of the Bank of Korea (“BOK”) in March 2010. During the review period, the Monetary Policy Committee of the BOK raised its policy rate twice, by 25 basis points each time, in July and November to the current rate of 2.50%. This was in line with the market’s expectations, given the government policy of a gradual withdrawal of stimulus measures, rising inflation pressure, and broadly strong economic activity in recent months – in particular strong October exports (+27.6% yoy) and high October inflation (4.1% yoy). The reduction of global policy uncertainties after the G-20 Summit as well as the waning risk of a double dip recession in the U.S have also played an important role in improving the economic outlook. Policy rate normalization should accelerate in 2011 for these reasons.

South Korea’s domestic economy remains resilient with unemployment at healthy levels - relatively unchanged from a year ago at rate of 3.6% in October 2010. Based on data as of November 2010, the Consumer Confidence Index is still in positive territory at 110 (above 100 reflects optimism) though marginally down from the peak of 112 in June 2010. Gradual wage growth coupled with the low interest rate environment should also bode well for the Domestic sector. However, looking ahead, much of the economy will still depend on the external environment, notably China, the U.S. and Europe.

South Korean Stock Market

After a strong third quarter in 2009, investors were concerned that the pace of economic growth seemed to be moderating. Nonetheless, the KOSPI managed to finish off strongly in the last month of 2009 and jumped 8.2% in December. The rally was led by the Machinery sector on the back of news that a Korean consortium (KEPCO, Doosan Heavy Industries and Construction Co., Ltd., Hyundai Engineering & Construction Co., Ltd., Samsung C&T Corporation among others) had won a $20 billion project to build nuclear power plants in the UAE. The Automotive sector was the second best performer and surged by more than 15% in December. Hyundai Mobis, Hyundai Motors Company, and Kia Motors Corporation continued to outperform the KOSPI in 2010 (data as of October 2010) by consistently beating market expectations in their overseas sales and by posting record profits.

The weakness in the KOSPI at the beginning of 2010 was partly due to policy-related news from abroad, including the announcement of U.S. Banking sector reform proposals and policy normalization starting in some emerging market countries. However, the market gained momentum in the middle of February and was led by sectors related to the global demand recovery. The Transportation sector benefited from better than expected passenger and cargo traffic in February and the Transportation Equipment sector also rallied along with talk of new order momentum for Korean shipbuilders, despite several order cancellations.

In line with the broader market, the KOSPI declined by 5.8% in May due to concerns over possible contagion of European sovereign debt default risk and the tension with North Korea. Notably, the Construction sector underperformed after the disappointing government measures were announced in April. Despite the sell-off in May, the market managed to end almost unchanged for the 2Q10 as valuations offered some support.

Risk appetite gradually returned in the second half of 2010, as corporate earnings were generally better than expected and economic numbers suggest that the slowdown would be relatively moderate. In particular, the strong Purchasing Managers’ Index (“PMI”) in China pushed Asian markets higher. The upturn was led by industrial (Machinery, Transportation Equipment), as overseas order momentum continued, and the stabilization of the property market after deregulation measures announced in August 2010 offered further upside potential. On the other hand, the Technology sector was a drag on the performance of the market as visibility of end-demand remains weak and earnings missed estimates. In addition, Basic Metals stocks such as POSCO also underperformed the market due to oversupply concerns. Towards the end of 2010, the Technology sector is beginning to see inflows from rotation out of automobile stocks as valuations of technology stocks remain among the cheapest in Korea.

Portfolio Management Activity

During the period under review, the Fund added stocks that are likely to offer market leadership and to show superior earnings among their peers. The Fund trimmed the Technology sector position and added exposure to cyclical sectors such as shipping and construction stocks given undemanding valuations and signs of a sustained global economic recovery. The Fund accumulated consumer names with strong management while trimming those with declining market shares.

Specifically, the Fund removed KT&G Corporation and Hite Brewery Co., Ltd. given the ongoing loss of market share to foreign brands. The Fund increased the position in Lotte Shopping Co., Ltd. as its management team has proven itself in making profitable acquisitions and posting strong same store sales growth with margin expansion. The Fund also bought Lock & Lock Co., Ltd. for its China growth exposure. Its products are highly regarded as premium products with strong brand loyalty.

In the Technology sector, the Fund sold Hynix Semiconductor, Inc. due to weak demand visibility, which was attributed to the decline in DRAM prices. The Fund also disposed of the position in LG Electronics, Inc. as it lagged behind other smartphone producers and is one of the companies most exposed to the European debt crisis. The Fund also disposed of the position in NHN Corp due to the growing uncertainty about the popularity of its new online games.

For Financials, the Fund sold Daegu Bank on concerns about its exposure to the Construction sector and its potential merger with another regional bank at a relatively high valuation. In addition, the Fund exited from Shinhan Financial Group Co., Ltd., as the prospects for changes in management remained uncertain. The Fund added non-life insurers including Samsung Fire & Marine Insurance Co., Ltd. and Dongbu Insurance Co., Ltd. as it expects them to lead the healthcare insurance market and believes auto loss ratios have peaked.

Hanjin Shipping Co., Ltd. was introduced to the portfolio as global trade has started to rebound and valuations appeared attractive relative to its peers. However, the Fund trimmed its positions in this stock after it had outperformed the index for the year to date. Hyundai Heavy Industries Co., Ltd. was a new addition. While there are signs of a recovery in the Shipbuilding sector, the company’s non-shipbuilding segment has also achieved economies of scale and decent growth will be achievable. The Fund trimmed POSCO due to increases in iron ore and coal costs which created concerns of oversupply. After the strong outperformance of Kia Motors Corporation and Hyundai Motors, the Fund took profits but maintained its overweight position in Hyundai Mobis, although it also trimmed the position slightly.

The Fund favors clean energy and environmental themes. However, the Fund sold Woongjin Coway Co., Ltd. as the Fund doubted that its re-entry into the cosmetic business would be accretive given huge competition overseas and a lack of direction in its core environmental products business. The Fund added LG chemical amid rising demand for rechargeable batteries for portable devices and hybrid vehicle batteries. The Fund also added weight to Korea Zinc Co., Ltd. on the back of rising commodity prices given the surge in demand especially in China. Korea Zinc Co., Ltd. is the world’s third biggest zinc smelter in terms of capacity and the world’s most profitable smelter.

Investment Strategy

The combination of continued positive momentum in China’s PMI over the past months, a positive turn in the Institute for Supply Management (“ISM”) new order growth for the U.S. and more resilient macroeconomic data seen in the Euro zone suggest a rebound in global industrial production growth momentum, which supports our soft landing view of overall global growth. In Korea, the Fund favors globally competitive companies that are emerging in three sectors in particular – Automobiles, Technology, and Heavy Industrial. Their global market shares have risen over the years. The Fund also likes consumer stocks with brand leadership, but may reduce these positions where valuations seem excessive. On the other hand, the Fund will maintain its underweight positions in defensive sectors such as Telecommunications and Utilities given their unattractive growth profiles and lack of catalysts.

Technology stocks have underperformed this year given weak global demand and poor earnings results. However, the Fund will look to increase its underweight position as it is the only cyclical sector that still trades well below its post-2,000 average and local investors are heavily underweight in this sector. Moreover, the recent positive turn in ISM new U.S. orders shows signs of a demand pick up.

Valuations remain attractive in the Financial sector and the Fund believes the sector is pricing in excessive macroeconomic risks. With further rate normalization in 2011 and a bottoming construction market, banks are poised to benefit. With this macroeconomic backdrop, the Financial sector may experience one of the largest earnings growth rates in 2011 vis-à-vis other sectors.

Automobile stocks remain one of our biggest overweight sector positions and have outperformed the market during the period under review. Valuations are not cheap, but they are not demanding yet either. The sector has consistently beaten market expectations in terms of earnings and global sales. However, earnings growth next year may not be as robust as the Korean Won strengthens and competitors launch new products aggressively. The Fund will continue to monitor the sector closely and trim the positions if valuations become excessive.

Among industrial, the Fund favors stocks that are best positioned to benefit from strong overseas order momentum. The Fund expects this trend to continue as governments in emerging countries such as the Middle East in particular, have doubled their budgets in building power plants and other infrastructure projects. Korean companies have increased their overseas market share tremendously over the last decade and due to their strong track record, more order wins should materialize next year. The sector is currently trading at mid-cycle valuation and it is trading at a huge discount versus its historical peak. With undemanding valuations and a strong order outlook, the Fund will look to accumulate on any weakness.

We appreciate your continuing support of your Fund.

Sincerely,
Shigeru Shinohara
President

PROXY VOTING

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the Securities and Exchange Commission (“SEC”) Website at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the SEC’s Website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INTERNET WEBSITE

Nomura Asset Management U.S.A. Inc. has established an Internet Website which highlights its history, investment philosophy and process and products, which include the Fund. The Internet web address is www.nomura.com. We invite you to view the Internet website.

FUND CERTIFICATION

In September 2010, the Fund filed its Chief Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A. 12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund’s Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the Securities and Exchange Commission’s web site at http://www.sec.gov.

KOREA EQUITY FUND, INC.

FUND HIGHLIGHTS — OCTOBER 31, 2010 (Unaudited)

KEY STATISTICS
Net Assets	$136,026,379
Net Assets Value per Share	$12.30
Closing NYSE Market Share	$11.25
Percentage Increase in Net Asset Value per Share*	26.0%
Percentage Increase in NYSE Market Price*	33.9%

MARKET INDEX	SOUTH
Percentage Increase in Market Index*	KOREAN WON	U.S.$
Korea Composite Stock Price Index*	19.1%	25.2%
*From November 1, 2009 through October 31, 2010

ASSET ALLOCATION
South Korean Equity Securities	97.6%
Other Assets Less Liabilities, Net	2.4%
Net Assets	100.0%

INDUSTRY DIVERSIFICATION
	% of Net Assets		% of Net Assets
Services	20.5	Iron and Steel	5.8
Automotive Equipment and Parts	19.4	Chemicals and Pharmaceuticals	4.6
Consumer Electronics	13.0	Wholesale	4.5
Miscellaneous Manufacturing	10.9	Food and Beverages	3.0
Banking and Financial Services	8.2	Oil and Gas	0.8
Retail	6.1	Telecommunications	0.8

TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE**
Issuer	Market Value	% of Net Assets
Hyundai Mobis	$16,978,782	12.5
Samsung Electronics Co., Ltd	16,174,682	11.9
Samsung Engineering Co., Ltd	7,249,438,	5.3
Hyundai Motor Company	7,188,100	5.3
POSCO	6,842,284	5.0
KB Financial Group, Inc.	5,079,413	3.8
LG Chem Ltd.	4,855,531	3.6
Lotte Shopping Co., Ltd	4,534,973	3.3
Hyundai Heavy Industries Co., Ltd	3,224,353	2.4
Hyundai Engineering & Construction Co., Ltd	3,154,966	2.3
**Holdings may combine more than one security from the same issuer

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and Board of Directors of
Korea Equity Fund, Inc.

We have audited to accompanying statement of assets and liabilities of Korea Equity Fund, Inc. (the “Fund”), including the schedule of investments, as of October 31, 2010, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are feee of material misstatement.  We were not engaged to perform an audit of the Fund’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of October 31, 2010 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with the U.S. generally accepted accounting principles.

New York, New York
December 21, 2010

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS*
OCTOBER 31, 2010

	Shares	Cost	Market Value	% of Net Assets
SOUTH KOREAN EQUITY SECURITIES
Automotive Equipment and Parts
Hyundai Mobis	68,188	$5,238,500	$16,978,782	12.5
Automotive service components Hyundai Motor Company	32,915	1,213,358	4,976,034	3.7
Passenger cars, trucks, autoparts, and commercial vehicles Hyundai Motor Company PFD	42,740	855,057	2,212,066	1.6
Passenger cars, trucks, autoparts, and commercial vehicles

See notes to financial statements.

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS* - (Continued)

OCTOBER 31, 2010

	Shares	Cost	Market Value	% of Net Assets
Mando Corp.†	19,085	$1,850,507	$2,206,358	1.6
Brake, suspension, and steering system
Total Automotive Equipment and Parts		9,157,422	26,373,240	19.4

Banking and Financial Services
Industrial Bank of Korea Commercial banking services	201,170	2,567,057	2,889,191	2.1
KB Financial Group, Inc. Commercial banking services	114,236	5,028,486	5,079,413	3.8
Samsung Card Co., Ltd. Credit card services	65,030	2,574,685	3,117,045	2.3
Total Banking and Financial Services		10,170,228	11,085,649	8.2

Chemicals and Pharmaceuticals
LG Chem Ltd. Petrochemicals, plastic resins and engineering plastics	15,735	2,622,659	4,855,531	3.6
OCI Company Ltd. Petrochemicals	4,891	1,221,576	1,439,681	1.0
Total Chemicals and Pharmaceuticals		3,844,235	6,295,212	4.6

Consumer Electronics
Samsung Electronics Co., Ltd.	24,414	9,145,199	16,174,682	11.9
Consumer electronics, computers and telecommunications
Silicon Works Co., Ltd. Mixed-signal semiconductors	44,970	992,217	1,437,680	1.1
Total Consumer Electronics		10,137,416	17,612,362	13.0

Food and Beverages
CJ CheilJedang Corp. Processed foods	10,370	1,817,412	1,996,536	1.5
Orion Corp. Snacks	6,260	1,293,530	2,098,728	1.5
Total Food and Beverages		3,110,942	4,095,264	3.0

Iron and Steel
Hyundai Steel Company Electric furnace steel maker	10,328	874,898	1,001,113	0.8
POSCO Hot and cold rolled steel products	16,654	4,668,961	6,842,284	5.0
Total Iron and Steel		5,543,859	7,843,397	5.8

See notes to financial statements.

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS* - (Continued)

October 31, 2010

	Shares	Cost	Market Value	% of Net Assets
Miscellaneous Manufacturing
Doosan Heavy Industries and Construction Co., Ltd.	19,173	$1,474,231	$1,510,652	1.1
Industrial plant components
Duksan Hi-Metal Co., Ltd.	30,494	457,504	631,845	0.5
Solder ball
Korea Zinc Co., Ltd.	11,936	1,919,255	3,009,209	2.2
Non-ferrous metals
Hyundai Heavy Industries Co., Ltd.	9,893	2,329,813	3,224,353	2.4
Shipbuilding
LG Household & Health Care Ltd.	1,527	162,012	509,226	0.4
Household cleaning and personal care products
Lock&Lock Co., Ltd.	77,610	1,931,169	2,567,445	1.9
Plastic food storage
Samsung Heavy Industries Co., Ltd.	68,370	1,947,067	1,918,251	1.3
Shipbuilding
Woongjin Thinkbig Co., Ltd.	43,570	686,169	924,095	0.7
Publishing
Youngone Corporation	57,870	509,083	566,092	0.4
Outdoor sportswear
Total Miscellaneous Manufacturing		11,416,303	14,861,168	10.9

Oil and Gas
SK Energy Co., Ltd.	7,888	525,170	1,059,216	0.8
Refines, markets and distributes oil

Retail
CJ Home Shopping	8,446	1,253,019	1,906,265	1.4
Miscellaneous products
Hyundai Department Store Co., Ltd.	10,470	1,035,700	1,159,195	0.9
Department stores
Hyundai Home Shopping Network Corp.†	7,735	587,486	742,890	0.5
Consumer products
Lotte Shopping Co., Ltd.	11,074	2,252,949	4,534,973	3.3
Department and discount stores
Total Retail		5,129,154	8,343,323	6.1

Services
Cheil Worldwide Inc.	60,500	456,981	659,071	0.5
Marketing

See notes to financial statements.

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS* - (Continued)

OCTOBER 31, 2010

	Shares	Cost	Market Value	% of Net Assets
CJ CGV Co., Ltd.	55,930	$1,354,444	$1,479,695	1.1
Movie theaters
Dongbu Insurance Co., Ltd.	70,980	2,306,043	2,505,919	1.9
Non-life insurance
Glovis Co., Ltd.	5,535	347,122	785,089	0.6
Domestic and international logistic services
Hana Tour Service Inc.	30,908	1,051,941	1,268,479	0.9
Travel related services
Hanjin Shipping Co., Ltd.†	50,130	1,177,217	1,390,890	1.0
Marine transportation
Hotel Shilla Co., Ltd.	54,970	832,077	1,400,525	1.0
Hotels
Hyundai Engineering & Construction Co., Ltd.	47,115	2,286,231	3,154,966	2.3
General construction
Korean Reinsurance Company	87,806	857,077	987,769	0.7
Life and non-life insurance
KT Corporation	34,000	1,466,870	1,342,463	1.0
Telecommunications
LIG Insurance Co., Ltd.	45,000	945,518	930,414	0.7
Non-life insurance
Neowiz Games Corporation	17,733	581,284	788,484	0.6
Online games
Samsung Engineering Co., Ltd.	45,415	2,700,907	7,249,438	5.3
Engineering and construction
Samsung Fire & Marine Insurance Co., Ltd.	14,872	2,786,629	2,552,509	1.9
Non-life insurance
Samsung Life Insurance Co., Ltd.	15,307	1,389,403	1,368,033	1.0
Life insurance
Total Services		20,539,744	27,863,744	20.5

Telecommunications
Sk Telecom Co., Ltd.	7,290	1,155,284	1,105,331	0.8
Wireless services

Wholesale
Fila Korea Ltd.†	25,707	1,821,935	1,785,431	1.3
Textile and apparel

See notes to financial statements.

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS*

OCTOBER 31, 2010

	Shares	Cost	Market Value	% of Net Assets

Hyundai Greenfood Co., Ltd.	119,740	$1,125,360	$1,160,663	0.9
Agricultural products
Samsung C&T Corporation	53,040	2,339,756	3,113,064	2.3
Import/export
Total Wholesale		5,287,051	6,059,158	4.5
TOTAL SOUTH KOREAN EQUITY SECURITIES		$86,016,808	$132,597,064	97.6
TOTAL INVESTMENTS		$86,016,808	$132,597,064	97.6
OTHER ASSETS LESS LIABILITIES, NET			3,429,315	2.4
NET ASSETS			$136,026,379	100.0

*The description following each investment is unaudited and not covered by the Report of Independent Registered Public Accounting Firm.

†Non-income producing security.

Portfolio securities and foreign currency holdings were translated at the following exchange rate as of October 31, 2010.

South Korean Won                                           KRW                      1,124.500 = USD $1.00

See notes to financial statements.

KOREA EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

ASSETS:
Investments in securities, at market value (cost — $86,016,808)	$132,597,064
Cash and cash equivalents	3,739,247
Total Assets	136,336,311

LIABILITIES:
Accrued management fee	97,213
Other accrued expenses	212,719
Total Liabilities	309,932

NET ASSETS:
Capital stock (par value of 11,062,391 shares of capital stock outstanding, authorized 100,000,000, par value $0.10 each)	1,106,239
Paid-in capital	90,680,367
Accumulated net realized loss on investments and foreign currency transactions	(2,172,421)
Unrealized net appreciation on investments and foreign currency transactions	46,580,257
Accumulated net investment loss	(168,063)
Net Assets	$136,026,379
Net asset value per share	$12.30

See notes to financial statements.

KOREA EQUITY FUND, INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

INCOME:
Dividend income (less $268,083 of withholding taxes)	$1,336,889
Interest income	770
Total Income		$1,337,659

EXPENSES:
Management fee	1,004,464
Legal fees	561,100
Directors’ fees and expenses	164,250
Custodian fees	116,000
Auditing and tax reporting fees	95,540
Annual meeting expenses	77,210
Shareholder reports	65,960
Registration fees	27,300
Transfer agency fees	12,740
Miscellaneous fees	10,920
Insurance expense	5,480
Total Expenses		2,140,964
INVESTMENT LOSS-NET		(803,305)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain (loss) on investments and foreign currency transactions:
Net realized gain on investments		14,225,453
Net realized gain on foreign currency transactions		12,410
Net realized gain on investments and foreign currency		14,237,863
Change in net unrealized appreciation on investments		11,390,620
Change in net unrealized appreciation on translation of foreign currency and other assets and liabilities denominated in foreign currency		3,223,799
Net realized and unrealized gain on investments and foreign currency transactions		28,852,282
NET INCREASE IN NET ASSETS RESULTING FROM INVESTMENT OPERATIONS		$28,048,977

KOREA EQUITY FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31,
	2010		2009
FROM INVESTMENT OPERATIONS:

Net investment loss	$	(803,305)	$	(278,520)
Net realized gain (loss) on investments		14,225,453		(16,397,874)
Net realized gain (loss) on foreign currency transactions		12,410		(286,089)
Change in net unrealized appreciation on investments and foreign currency transactions		14,614,419		53,597,730
Increase in net assets derived from investment activities		28,048,977		36,635,247

FROM DISTRIBUTIONS TO SHAREHOLDERS
Net investment income ($0 and $0.01017 per share, respectively)		0		(114,026)
Decrease in net assets derived from capital stock transactions		(1,483,505)		0
Decrease in net assets		(1,483,505)		(114,026)

NET ASSETS:
Beginning of year		109,460,907		72,939,686
End of year (including accumulated net investment loss of ($168,063) and $0, respectively		$136,026,379		$109,460,907

See notes to financial statements

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1.	Significant Accounting Policies

Korea Equity Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end investment management company. The Fund was incorporated in Maryland on September 7, 1993 and investment operations commenced on December 3, 1993. The Fund’s investment objective is to seek long-term capital appreciation through investments primarily in equity securities of South Korean companies.

The following is a summary of significant accounting policies followed by the Fund. In the opinion of management, all material adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation have been included.

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and are stated in United States dollars. The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.

In June 2009, the Financial Accounting Standards Board (“FASB”) issue, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles”. The standard identifies the FASB Accounting Standards Codification as the source of authoritative GAAP and reporting standards applicable for all non-governmental entities with the exception of guidance issued by the Securities and Exchange Commission (“SEC”) and its staff. It is effective for financial statements issued for interim and fiscal years ending on or after September 15, 2009. The standard supersedes the existing non-SEC accounting and reporting standards. The FASB will no longer issue new standards in the form of Statements, FASB Staff Positions, or Emerging Issues Task Force Abstracts. The Fund adopted the standard for the year ended October 31, 2009. The adoption will be limited to disclosure in the financial statements and the manner in which the Fund refers to GAAP.

(a) Valuation of Securities—Investments traded on stock exchanges are valued at the last sale price on the principal market on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the U.S. over-the-counter market (as opposed to the OTC market for foreign investors in South Korea) are valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of the day or, if none is available, at the last reported sales price available to the Fund. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates fair value, if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets, including futures contracts and related options, are stated at market value or otherwise at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Foreign Currency Transactions—Transactions denominated in South Korean Won (“Won”) are recorded in the Fund’s records at the prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in Won are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in the results of operations for the current period.

The net assets of the Fund are presented at the exchange rate and market values at the close of the year. The Fund isolates that portion of the results of

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS - (Continued)

operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at October 31, 2010. Net unrealized foreign exchange gains or losses includes gains or losses arising from changes in the value of assets and liabilities including investments in securities at October 31, 2010, resulting from changes in the exchange rate. Net realized foreign exchange gains or losses include gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the United States dollar equivalent of the amounts actually received or paid.

(c) Security Transactions, Investment Income, Distributions to Shareholders—Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on a first in first out basis.

Distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition—“temporary”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized capital gains.

Pursuant to a securities lending agreement with Brown Brothers Harriman & Co., the Fund may lend securities to qualified institutions. It is the Fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. It is the Fund’s policy that collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is provided in the form of cash, which will be invested in certain money market funds. The Fund is entitled to receive all income on securities loaned, in addition to a portion of the income earned as a result of the lending transaction. Although each security loan is fully collateralized, there are certain risks. On November 21, 2008, the Fund suspended its participation in the securities lending program. The Fund may resume its participation in the future. During the fiscal year ended October 31, 2010, the Fund did not earn fees from lending fund portfolio securities, pursuant to the securities lending agreement.

(d) Capital Account Reclassification—For the year ended October 31, 2010, the Fund’s accumulated net investment loss was decreased by $635,242, the accumulated net realized loss was increased by $12,410 and paid in capital was decreased by $622,832. The adjustments were a result of the reclassification of foreign exchange losses and net operating loss. These had no impact on net assets.

(e) Income Taxes—A provision for United States income taxes has not been made since it is the intention of the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

Under South Korean tax laws, a withholding tax is imposed on dividends and interest income at the rate of 16.5% and 13.2%, respectively, and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains.

The Fund evaluates tax positions taken or expected to be taken in accordance with GAAP, to determine whether the tax positions are “more-likely-

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS - (Continued)

than-not” of being sustained by the applicable tax authority. As of and during the year ended October 31, 2010, the Fund did not have any liabilities for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the statement of operations. During the year, the Fund did not incur any interest or penalties.

(f) Subscription for New Shares—As part of their annual corporate action matters, certain South Korean companies offer rights to their shareholders to subscribe to new shares which are eligible for a portion of the dividends paid on existing shares in the year of subscription. The Fund normally subscribes to new share offerings by South Korean companies.

(g) Use of Estimates in Financial Statement Preparation—The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(h) Concentration of Risk—A significant portion of the Fund’s net assets consists of South Korean securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to the smaller size, less liquidity and greater volatility, the South Korean securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about South Korean issuers than there is about U.S. issuers. Future economic and political developments in South Korea could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

(i) Indemnifications—Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on the Fund’s experience, the Fund expects the risk of loss to be remote.

2.	Management Agreement and Transactions With Affiliated Persons

Nomura Asset Management U.S.A. Inc. (“NAM-U.S.A.” or the “Manager”) acts as the Manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (“NAM”), as investment adviser for the Fund, and effective July 24, 2001, the shareholders approved NAM retaining its wholly-owned subsidiaries, Nomura Asset Management Hong Kong Limited (“NAM-Hong Kong”) and Nomura Asset Management Singapore Limited (“NAM-Singa ore”), as investment sub-advisers for the Fund.

As compensation for its services to the Fund, the Manager receives a monthly fee computed at the annual rate of 0.85% of the Fund’s average weekly net assets. This annual rate became effective as of September 1, 2006 pursuant to an amendment of the Fund’s management agreement with the Manager. Under the management agreement, the Fund paid or accrued fees, to the Manager of $1,004,464 for Oc toer 31, 2010. Under the Investment Advisory Agree ent, the Manager informed the Fund that NAM received sub-advisory fees of $584,971 from the Manager for the period ended October 31, 2010. In addition, NAM-Hong Kong and NAM-Singapore received sub-advisory fees of $53,179 and $265,896, respectively from NAM. At October 31, 2010, the manage-

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS - (Continued)

ment fee payable to the Manager by the Fund was $97,213.

Certain officers and/or directors of the Fund are officers and/or directors of the Manager. Affiliates of Nomura Holdings, Inc. (the Manager’s indirect parent) did not earn any fees in commissions on the execution of portfolio security transactions for the year ended October 31, 2010. As revised effective January 1, 2010, the Fund pays each Director not affiliated with the Manager an annual fee of $12,000 plus $1,500 per meeting attended or $1,000 per telephone meeting attended, together with such Director’s actual expenses related to attendance at meetings. The Chairman of the Board, who is not affiliated with the Manager, is paid an additional annual fee of $5,000. The chair of the Audit Committee, presently Mr. Chemidlin, receives an additional annual fee of $1,000 for attendance at any meeting of the Audit Committee held. Such fees and expenses for unaffiliated Directors aggregated $164,250 for the year ended October 31, 2010.

3.	Purchases and Sales of Investments

Purchases and sales of investments, exclusive of investments in foreign currency and short-term securities, for the year ended October 31, 2010 were $59,451,588 and $61,950,096, respectively.

4.	Rights Offering

The Fund issued to its shareholders of record as of the close of business on January 19, 2007 transferable Rights to subscribe for up to an aggregate of 2,803,000 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held (“Primary Subscription”). During February 2007, the Fund issued a total of 2,803,000 shares of Common Stock on exercise of such Rights at the subscription price of $9.76 per share, compared to a net asset value per share of $12.30 and a market value per share of $10.79. A sales load of 3.75% was included in the subscription price. Offering costs of approximately $600,000 and the sales load were charged directly against the proceeds of the Rights Offering.

5.	Federal Income Taxes

As of October 31, 2010, net unrealized appreciation on investments, for federal income tax purposes was $46,279,452 consisting of $46,789,726 related to appreciated securities and $510,274 related to depreciated securities. The aggregate cost of investments, at October 31, 2010 for federal income tax purposes was $86,317,612.

At October 31, 2010 the components of accumulated earnings on a tax basis were as follows:

Accumulated capital losses	$(2,039,680)
Unrealized appreciation on
investments	46,279,452
Total accumulated earnings	$44,239,772

For Federal income tax purposes, there was no distribution for the fiscal year ended October 31, 2010, and the total distribution paid for the fiscal year ended October 31, 2009 in the amount of $114,026 was from ordinary income.

During the year ended October 31, 2010 the Fund utilized capital loss carryforwards of $14,225,453. The Fund has a capital loss carryforward as of October 31, 2010 of $2,039,680, all of which expires on October 31, 2017.

6.	Fair Value Measurements

In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS - (Continued)

date. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2010.

Level	Investments in Securities	Other Financial Instruments
Level 1 Equity Securities*	$132,597,064	-0-
Level 2	-0-	-0-
Level 3	-0-	-0-
Total	$132,597,064	-0-

*Please refer to the Schedule of Investments for a breakdown of the valuation by industry type.

During the year ended October 31, 2010, the Fund did not hold any instrument which used significant unobservable inputs (level 3) in determining fair value.

7.	Share Repurchases and Discount Management Plan

The Board of Directors of the Fund announced a Discount Management Plan on June 3, 2010. The Plan consisted of an open-market share repurchase program and a tender offer component. The Fund commenced share repurchases on the New York Stock Exchange on July 1, 2010. Between July 1, 2010 and August 13, 2010, the Fund repurchased 149,609 shares of its common stock for an aggregate purchase price of $1,483,505. The Board of Directors announced an enhanced Discount Management Plan on August 17, 2010 that provides for a tender offer of up to 20 percent of the Fund’s outstanding shares of common stock. The enhanced Plan also contemplates that the Board of Directors will annually evaluate whether, taking into account the Fund’s performance, trading discount from net asset value and other relevant factors, the Fund should make an additional tender offer for between 5 and 15 percent of its outstanding shares of common stock.

8.	Subsequent Event

On November 17, 2010, the Fund commenced a tender offer for up to 2,212,479 shares of its outstanding common stock at a price equal to 98 percent of the net asset value per share on the expiration date of the offer (or if the tender offer is extended, on the date to which the tender offer is extended). The tender offer expired on December 17, 2010, at which time the offer was oversubscribed. The Fund announced it will purchase the maximum number of shares covered by the offer at a price of $12.79 per share, which represented a price equal to 98% of the net asset value per share as of the close of trading on the New York Stock Exchange on December 17, 2010. The tender offer was made pursuant to the enhanced Discount Management Plan announced by the Board of Directors of the Fund on August 17, 2010.

KOREA EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout each year:

	For the Year Ended October 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$9.76	$6.51	$16.42	$11.28	$8.18
Net investment income (loss)*	(0.07)	(0.02)	0.04	0.02	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	2.61	3.28	(9.93)	5.64	3.14
Total from investment operations	2.54	3.26	(9.89)	5.66	3.10

Distributions:
Dividends from investment income, net	--	(0.01)	(0.02)	--	--

Fund Share Transactions
Dilutive effect of Tender Offer	--	--	--	--	--
Dilutive effect of Rights Offering**	--	--	--	(0.38)	--
Offering costs charged to paid-in capital in excess of par	--	--	--	(0.14)	--
Dilutive effect of Share Repurchase	--	--	--	--	--
Total Fund share transactions	--	--	--	(0.52)	--

Net asset value, end of year	$12.30	$9.76	$6.51	$16.42	$11.28

Market value, end of year	$11.25	$8.40	$5.54	$15.38	$10.40
Total investment return†	33.9%	51.9%	(63.9%)	47.9%	32.5%
Ratio to average net assets/supplemental data:
Net assets, end of year (000)	$136,026	$109,460	$72,940	$184,129	$94,852
Operating expenses before waiver of a portion of the management fee	1.81 ††%	1.64 ††%	1.36 ††%	1.36 ††%	1.92%
Operating expenses after waiver of a portion of the management fee	1.81 ††%	1.64 ††%	1.36 ††%	1.36 ††%	1.68%
Net Investment income (loss)	(0.68%)	(0.33%)	0.32%	0.20%	(0.40%)
Portfolio turnover	52%	57%	45%	20%	31%
_________
  † Based on market value per share, adjusted for reinvestment of income dividends and capital distributions and capital share transactions.  Total investment return does not reflect sales commissions.
†† There was no waiver for the years ended October 31, 2010, 2009, 2008 and 2007.
  * Based on average shares outstanding.
** Decrease is due to the Rights Offering. (see Note 4)

TAX INFORMATION (UNAUDITED)

We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year end October 31, 2010 as to the federal tax status of distributions received by shareholders during such fiscal year.  Accordingly, the Fund designates $268,083 as foreign tax credit with the associated gross income of $1,604,972.

Shareholders should not use the above information to prepare their tax returns.  The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2011.

See notes to financial statements.

KOREA EQUITY FUND, INC.

SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

The 2010 Annual Meeting of the Shareholders of the Fund was held at the offices of Nomura Securities International, Inc. at Two World Financial Center, Building B, New York, New York on September 15, 2010. The purpose of the meeting was (1) to elect one Class I Director to serve for a term to expire in 2013; (2) to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Fund for the fiscal year ending October 31, 2010; (3) to consider a shareholder proposal requesting that the Board of Directors of the Fund take action to convert the Fund to an interval fund and establish a related fundamental policy; (4) to consider a shareholder proposal to terminate the management agreement between the Fund and Nomura Asset Management U.S.A. Inc., (5) to consider a shareholder proposal to request that the board authorize a self-tender offer for all outstanding common shares of the Fund at net asset value (NAV); and (6) to transact such other business as may properly come before the Meeting or any adjournment thereof.

At the meeting, Phillip Goldstein received the affirmative vote of a majority of the outstanding shares of the Fund. Accordingly, Mr. Goldstein was elected to serve until 2013 and until his successor is elected and qualified. The proposal to ratify the appointment of Ernst & Young LLP was approved. The proposal recommending that the Board of Directors take action to convert the Fund to an interval fund was also approved. Although this recommendation on conversion to interval fund status is not binding on the Board of Directors, the Board will consider the recommendation. The proposals that the Fund’s management agreement be terminated and recommending that the Board of Directors authorize a self-tender for all outstanding shares were not approved.

The results of the voting at the Annual Meeting were as follows:

1.	To elect the Fund’s Class I Director:

	Shares Voted For	% of Outstanding Shares	Shares Voted Withhold Authority	% of Outstanding Shares
William G. Barker, Jr.	1,412,320	12.60%	97,827	0.87%
Phillip Goldstein	6,669,871	59.49%	32,882	0.29%

2.	Ratification of the appointment of Ernst & Young LLP:

Shares Voted For	% of Oustanding Shares	Shares Voted Against	% of Outstanding Shares	Shares Voted Abstain	% of Outstanding Shares
8,134,502	72.55%	35,588	0.32%	42,810	0.38%

3.	Shareholder proposal to convert the Fund to an interval fund:

Shares Voted For	% of Oustanding Shares	Shares Voted Against	% of Outstanding Shares	Shares Voted Abstain	% of Outstanding Shares
4,803,975	42.85%	3,333,564	29.73%	75,360	0.67%

4.	Shareholder proposal to terminate the management agreement:

Shares Voted For	% of Oustanding Shares	Shares Voted Against	% of Outstanding Shares	Shares Voted Abstain	% of Outstanding Shares
1,508,103	13.45%	6,687,161	59.64%	17,636	0.16%

5.	Shareholder proposal requesting the Board of Directors of the Fund to authorize a self-tender offer:

Shares Voted For	% of Oustanding Shares	Shares Voted Against	% of Outstanding Shares	Shares Voted Abstain	% of Outstanding Shares
1,798,945	16.04%	6,396,319	57.05%	17,636	0.16%

KOREA EQUITY FUND. INC

SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

INTERESTED DIRECTOR

Set out below is biographical and other information relating to a Director who is an “interested person,” as that term is defined in the Investment Company Act of 1940 (“1940 Act”), of the Fund is set out below.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen **	Other Public Directorships Held by the Director
Shigeru Shinohara (49)* c/o Nomura Asset Management U.S.A. Inc. Two World Financial Center, Building B New York, New York 10281	Class II Director	President and Director since June 2007
President NAM-U.S.A. and Nomura Global Alpha LLC since 2007 and 2008. respectively; Executive Vice President of Nomura Corporate Research and Asset Management Inc. from 2006 to 2007; previously Chief Fund Analyst at Nomura Funds Research and Technologies Co., Ltd.
				2 registered investment companies consisting of 2 portfolios	None

_____________________

*
Mr. Shinohara is an “interested person,” as defined in the 1940 Act, of the Fund based on his positions with Nomura Asset Management Co., Ltd.  (“NAM”) and its affiliates.  Mr. Shinohara is a Director of Japan Smaller Capitalization Fund, Inc. for which NAM-U.S.A. acts as manager and NAM acts as investment adviser.

**	In addition to the Fund, the “Fund Complex” includes Japan Smaller Capitalization Fund, Inc.

KOREA EQUITY FUND, INC

SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

INDEPENDENT DIRECTORS

Biographical and other information relating to the non-interested Directors of the Fund is set forth below.

Name, Address and Age	Position(s) held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex* Overseen	Other Public Directorships Held by Director
Rodney A. Buck (62) 1857 West County Road Calais, Vermont 05648	Class III Director	Director since 2006
Owner, Buck Capital Management (private investment management firm) since 2005; Executive Vice President and Chief Investment Officer, National Life Group (insurance holding company) from 2000 to 2004; Chief Executive Officer, Sentinel Advisors Company (investment advisor) from 1996 to 2005.
				2 registered investment companies consisting of 2 portfolios	None
Phillip Goldstein (65) 60 Heritage Drive Pleasantville, NY 10570	Class I Director	Director since 2010
Principal of The general partner of several private investment partnerships in the Bulldog Investors group of funds since 1993.  Principal of Brooklyn Capital Management LLC, a registered investment advisory firm since 2009.
				1 registered investment company consisting of 1 portfolio	Brantley Capital Corp. Mexico Equity Income Fund Special Opportunities Fund ASA Ltd.
E. Han Kim (64) 2980 Hickory Lane, Ann Arbor, MI 48104	Class I Director	Director since 2010	Professor, University of Michigan since 1980; Director of Korea Telecom since 2009; Advisor to CEO of Taubman Company since 2009; and Advisor to CEO of POSCO from 2008 to 2009.	2 registered investment companies consisting of 2 portfolios	Korea Telecom
David B. Chemidlin (53) 67 Glen Eagle Drive, Watchung, New Jersey 07069	Class III Director	Director since 2006	Corporate Controller, Advance Magazine Publishers, Inc. (d/b/a Conde Nast) since 1995.	2 registered investment companies consisting of 2 portfolios	None
Chor Weng Tan (74) 6245 Paseo Privado-Carlsbad, California 92009	Class II Director	Director since 1993	Retired. Mr. Tan’s professional career spans more than 30 years in engineering management and education, including service for 12 years as Dean of the School of Engineering at The Cooper Union.	2 registered investment companies consisting of 2 portfolios	None

* In addition to the Fund, the “Fund Complex” includes Japan Smaller Capitalization Fund, Inc.

KOREA EQUITY FUND. INC

SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

Committees and Directors’ Meetings.  The Board of Directors has a standing Audit Committee, a standing Nominating Committee, and a standing Governance and Compliance Committee, each of which consists of the Directors who are not “interested persons” of the Fund within the meaning of the 1940 Act and are “independent” as defined in the New York Stock Exchange listing standards.  Currently, Messrs. Buck, Chemidlin, Goldstein, Kim and Tan are members of these Committees.  The Fund has no standing Compensation Committee.  The non-interested Directors have retained independent legal counsel to assist them in connection with their duties.

During the fiscal year ended October 31, 2010, the Board of Directors held nineteen meetings, the Audit Committee held three meetings and the Nominating Committee held three meetings.  Each incumbent Director attended at least 75% of the aggregate number of meetings of the Board of Directors held during the period for which he served and, if a member, of the aggregate number of meetings of the Audit and Nominating Committees held during the period for which he served.

Officers of the Fund.  Officers of the Fund are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.  Certain biographical and other information relating to the officers of the Fund is set out below:

Name, Address* and Age of Officers	Position(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years
Shigeru Shinohara (49)	President and Class II Director	President since 2007
President NAM-U.S.A. and Nomura Global Alpha LLC since 2007 and 2008, respectively; Executive Vice President of Nomura Corporate Research and Asset Management Inc. from 2006 to 2007; previously Chief Fund Analyst at Nomura Funds Research and Technologies Co., Ltd.

Kenneth L. Munt (64)	Vice President	Vice President since 2001	Managing Director and Secretary of NAM-U.S.A. since 1999.

Hiroyuki Nakano (40)	Vice President	Vice President since 2008
Managing Director and Chief Administrative Officer of NAM-U.S.A. since 2008; Senior Marketing Executive of NAM from 2005 to 2008; Senior Marketing Executive of  Nomura Securities Co. Ltd. from 2003 to 2005.

Rita Chopra-Brathwaite (41)	Treasurer	Treasurer since 2002	Executive Director of NAM-U.S.A. since 2010; Senior Vice President of NAM-U.S.A. from 2007; Vice President of NAM-U.S.A. from 2001 to 2007.

Neil Daniele (50)	Secretary and Chief Compliance Officer	Secretary since 2002; Chief Compliance Officer since 2005
Chief Compliance Officer of NAM-U.S.A. since 2005 and Managing Director of NAM-U.S.A. since 2007; Senior Vice President of NAM-U.S.A. from 2002 to 2007; Chief Compliance Officer of Nomura Global Alpha LLC since 2008; Chief Compliance Officer of Nomura Corporate Research and Asset Management Inc. and Nomura Funds Research and Technologies America, Inc. since 2009.

_____________________
  *           The address of each officer listed above is Two World Financial Center, Building B, New York, New York  10281.
**           Elected by and serves at the pleasures of the Board of Directors.

KOREA EQUITY FUND, INC.

REVIEW OF THE FUND'S MARKET PRICE COMPARED TO NET ASSET VALUE

Shares of closed-end investment companies, including funds focusing on a single country, have at various times traded at both premiums and discounts to their net asset value. Although the shares of the Fund have traded at such a premium, they also have traded at a discount from their net asset value per share (“NAV”).

Since the Fund was established, the Board of Directors on a quarterly basis has reviewed the trading price of the Fund’s shares. The purpose of such review has been to determine whether a discount exists and, if so, whether it would be in shareholders’ overall best interests for the Fund to conduct share repurchases, make an issuer tender offer for shares or consider another means of possibly reducing the discount. During July and August, 2010, in accordance with a Discount Management Plan announced by the Board of Directors of the Fund on June 3, 2010, the Fund conducted open market share repurchases on the New York Stock Exchange and repurchased 149,609 shares of its common stock for an aggregate purchase price of $1,483,505.

On November 17, 2010, the Fund commenced a tender offer for up to approximately 20 percent of its outstanding shares of common stock. The tender offer was made pursuant to an enhanced Discount Management Plan adopted by the Board of Directors of the Fund in August 2010. The enhanced Discount Management Plan also contemplates that the Board of Directors will annually evaluate whether, taking into account the Fund’s performance, trading discount from net asset value and other relevant factors, the Fund should make an additional tender offer between 5 and 15 percent of its outstanding shares.

The Board of Directors has also considered whether it would be in the best interests of the Fund to convert to an open-end fund or to an interval fund, which is a form of investment company that makes periodic share repurchases at prices based on NAV. To date, the Board of Directors has not felt that it would be in the best interests of the Fund or its shareholders to convert to an open-end fund or to have interval fund status. As a “country fund,” the Fund’s NAV is more volatile than might be the case for a fund with a broader investment focus. The Directors believe that converting the Fund to either an open-end or interval fund would subject the Fund to redemptions or repurchases at times when liquidation of portfolio securities could disadvantage remaining shareholders, and they believe that the recent sometimes extreme volatility of the financial markets in South Korea supports their view. Additionally, since an open-end fund has a limited ability to invest in illiquid securities, such a conversion could hinder the Fund’s ability to pursue its investment objectives. The Directors intend to continue to review, on a quarterly basis, the trading market for the Fund’s shares.

DIVIDEND REINVESTMENT PLAN

The Dividend Reinvestment Plan (the “plan”) is available automatically for any holder of common stock with shares registered in his/her own name who wishes to purchase additional shares with income dividends or capital gains distributions received on shares owned, unless such shareholder elects to receive all dividends and capital gain distributions in cash, paid by check and mailed to the shareholder. If a shareholder holds shares in his/her own name, communications regarding the Plan should be addressed to the plan agent, Computershare Trust Company, N.A. (the “Plan Agent”), P.O. Box 43078 Providence, RI 02940-3078. Under the Plan, shareholders appoint the Plan Agent to reinvest dividends and distributions in shares of the Fund. Such shares will be acquired by the Plan Agent for shareholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares if the Fund is trading at net asset value or a premium. If the market price of a share on the payable date of a dividend or distribution is at or above the Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each shareholder receiving shares in lieu of cash dividends or distributions will be determined by dividing the amount of the cash dividends or distributions to which such shareholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the net asset value per share, the number of shares to be issued to such shareholders will be determined by dividing such amount, less brokerage commission, by the per share market price.

Purchases will be made by the Plan Agent from time to time on the New York Stock Exchange (the “Exchange”) or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or the mean between the closing bid and ask prices if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend or distribution investments and on the last trading day immediately preceding the dividend payable date the closing price or the mean between the closing bid and ask prices of the shares is lower than or

KOREA EQUITY FUND, INC.

DIVIDEND REINVESTMENT PLAN-(Continued)

the same as the net asset value per share, the Plan Agent will continue to purchase shares until all investments by shareholders have been completed or the closing price or the mean between the bid and ask prices of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing price or the mean between the bid and ask prices of the shares is higher than the net asset value per share and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments,the Fund will issue the necessary additional shares from authorized but unissued shares. There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund’s open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder’s account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund. For the fiscal year ended October 31, 2010, the Fund did not purchase any shares in the open market or issue any new shares for dividend reinvestment purposes.

Shareholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who are participating in such Plan. Shareholders that participate in the Plan holding shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Shareholders who are participating in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in participation in the Plan should be made by contacting the Plan Agent if the shares are held in the shareholder’s own name and must be in writing and should include the shareholder’s name and address as they appear on the account registration. If the shares are held in the name of a broker or other nominee, such person should be contacted regarding changes in participation in the Plan. Upon withdrawal from the Plan, the Plan Agent will deliver to the shareholder a certificate or certificates for the appropriate number of full shares and a cash payment for any fractional shares. In lieu of receiving a certificate, the shareholder may request the Plan Agent to sell part or all of the shareholder’s shares at the market price and remit the proceeds to the shareholder, net of any brokerage commissions. A $2.50 fee will be charged by the Plan Agent upon any cash withdrawal or termination. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for a dividend or distribution if it is received by the Plan Agent not less than 10 days prior to such record date.

The Plan Agent will maintain all shareholders accounts in the Plan, and furnish written confirmation of all transactions in such account, including information needed by shareholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

The automatic reinvestment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to the Plan Agent at Computershare Investor Services, P.O. Box 43078, Providence, RI 02940-3078.

SHAREHOLDER ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund's transfer agent, Computershare Trust Company, N.A. at (800) 426-5523 for information concerning their accounts.

KOREA EQUITY FUND, INC.

Board Review of the Current Management,
Investment Advisory and Investment Sub-Advisory Agreements

The Board of Directors of the Fund (the “Board”) consists of six directors, five of whom are independent, or non-interested, directors (the “Independent Directors”). The Board considers matters relating to the Fund's management and investment advisory agreements throughout the year. On an annual basis, the Board specifically considers whether to approve the continuance of these agreements for an additional one-year period. The individual agreements (the “Agreements”) consist of the Fund's management agreement with Nomura Asset Management U.S.A. Inc. (the “Manager”), the investment advisory agreement between the Manager and its parent, Nomura Asset Management Co., Ltd. (the “Investment Adviser”), and investment sub-advisory agreements between the Investment Adviser and two affiliated advisers, Nomura Asset Management Hong Kong Limited and Nomura Asset Management Singapore Limited (the “Investment Sub-Advisers”).

The Board, including its Independent Directors, most recently approved the continuance of the Agreements at a meeting held on August 24, 2010. In connection with their deliberations at that meeting and at a separate meeting of the Independent Directors held on August 18, 2010, the Independent Directors received materials that included, among other items, information provided by the Manager regarding (i) the investment performance of the Fund, performance of other investment companies and performance of the Fund’s benchmark, (ii) expenses of the Fund and the management fee paid by the Fund to the Manager, the advisory fee paid by the Manager to the Investment Adviser and the sub-advisory fees paid by the Investment Adviser to the Investment Sub Advisers, (iii) advisory fees charged by the Manager and the Investment Adviser to comparable accounts and (iv) the profitability of the Agreements to the Manager, the Investment Adviser and the Investment Sub-Advisers. The lndependent Directors recognized the nature of services provided to other investment vehicles and separate accounts differs from the range of services provided to a registered investment company. The lndependent Directors sought and received additional information from the Investment Adviser. The Independent Directors were advised by, and received materials (including a detailed memorandum reviewing the applicable legal standards) from their independent counsel in considering these materials and the continuance of the Agreements.

In considering the continuance of the Agreements, the Board, including the Independent Directors, did not identify any single factor as determinative. Matters considered by the Directors in connection with their approval of the Agreements included the following:

The nature, extent and quality of the services provided to the Fund under the Agreements. The Board considered the nature, extent and quality of the services provided to the Fund by the Manager, the Investment Adviser and the Investment Sub-Advisers and the resources dedicated by the Manager, the Investment Adviser and the Investment Sub-Advisers. These services included both investment advisory services and related services such as the compliance oversight provided by the Manager. In addition, the Independent Directors discussed in particular the portfolio management personnel involved with management of the Fund. The Independent Directors concluded that the Manager, the Adviser and the Sub-Advisers perform valuable advisory, administrative and compliance services to the Fund. Based on its review of all of these services, the Board, including the Independent Directors, concluded that the nature, extent and quality of these services supported the continuance of the Agreements.

KOREA EQUITY FUND, INC.

Board Review of the Current Management,
Investment Advisory and Investment Sub-Advisory Agreements-(Continued)

lnvestment performance. The Board considered information about the performance of the Fund compared to the Fund’s benchmark index and comparative fee, expense ratio and performance information for other funds investing primarily in South Korean stocks. This information showed that, based on changes in net asset value for the one-year period ended June 30, 2010, the Fund ranked fourth of four U.S. investment companies identified by the Manager that invest in Korean securities (although the performance of all four funds was within one percentage point). For the three-year and five year-year periods ended June 30, 2010, the Fund ranked third of these four funds. The Manager provided information regarding factors impacting the relative performance of the Fund during the most recent year, including investments in sectors that had underperformed the market. The Manager also noted that the Fund had outperformed its benchmark index, the Korea Composite Stock Price Index (“KOSPI”), for the one-year and three-year periods ended June 30, 2010 and that the Fund’s net asset value had increased approximately 30.9% during the year ended June 30, 2010.

After considering all factors deemed appropriate, the Board, including the Independent Directors, concluded that the Fund’s performance supported the continuance of the Agreements.

The costs of the services to be provided and the profits to be realized by the Manager and its affiliates from their advisory relationships with the Funds. The Board considered the Fund's management fee in connection with other information provided for the Directors’ consideration. The Manager also provided the Board with information prepared by the Manager, the Investment Adviser and the Investment Sub-Advisers indicating the profitability of the Agreements to these respective advisors. The Independent Directors reviewed this information with the Manager and requested and received certain supplemental information from the Manager and the Investment Adviser with respect to the methodologies used to charge and allocate expenses relating to the management of the Fund. The Manager and its affiliates also act as advisers to additional investment companies registered under the Investment Company Act of 1940 and the Board of Directors of the Fund compared the advisory arrangements and fees for these companies.

After reviewing the information described above, the Independent Directors concluded that the management fee proposed to be charged to the Fund was reasonable and that the costs of the services provided pursuant to the Agreements and the profitability of the Agreements to the Manager, the Investment Adviser and the Investment Sub-advisers supported the continuance of the Agreements.

Economies of Scale. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger. The Board also noted the reduction in the contractual rate of the management fee that became effective in 2006. The Board further considered the reduction in the Fund’s operating expense ratio over the past several years. After consideration of information it considered relevant, the Board concluded that it would not request breakpoints in the management fee to further reduce the Fund's operating expense ratio.

Based on an evaluation of all factors deemed relevant, including the factors described above, the Board, including each of the Independent Directors, concluded that each of the Agreements should be continued through August 31, 2011.

BOARD OF DIRECTORS
Rodney A. Buck
David B. Chemidlin
Phillip Goldstein
E. Han Kim
Shigeru Shinohara
Chor Weng Tan

OFFICERS
Shigeru Shinohara, President
Kenneth L. Munt, Vice President
Hiroyuki Nakano, Vice President
Rita Chopra-Brathwaite, Treasurer
Neil A. Daniele, Secretary and Chief Compliance Officer

MANAGER
Nomura Asset Management U.S.A. Inc.
Two World Financial Center, Building B
New York, New York 10281
Internet Address
www.nomura.com

INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
1-12-1 Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan

INVESTMENT SUB-ADVISERS
Nomura Asset Management Hong Kong Limited
30th Floor, Two International Finance Center
8 Finance Street
Central, Hong Kong

Nomura Asset Management Singapore Limited
6 Battery Road 34-02
Singapore 049909

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661

DIVIDEND PAYING AGENT, TRANSFER AGENT
AND REGISTRAR
Computershare Trust Company, N.A.
P. O. Box 43078
Providence, RI 02940-3078

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, New York 10036

KOREA EQUITY FUND, INC.
TWO WORLD FINANCIAL CENTER, BUILDING B
NEW YORK, NEW YORK 10281

KOREA Equity Fund, Inc. ANNUAL REPORT OCTOBER 31, 2010
This Report, including the Financial Statements, is transmitted to the Shareholders of Korea Equity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.

ITEM 2.  CODE OF ETHICS

(a)
        As of October 31, 2010, the Registrant had adopted a code of ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)
        There were no amendments during the fiscal year ended October 31, 2010 to a provision of the code of ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR.

(d)	Not applicable.
(e)	Not applicable.
(f)
A copy of the Registrant’s code of ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, is attached as an exhibit. A copy of the code of ethics will be provided upon request at no charge by contacting the Registrant's Chief Compliance Officer at (212) 661-1873 or via post request addressed to:  Nomura Asset Management U.S.A. Inc., 2 World Financial Center, Building B, 18th Floor, Attn:  Chief Compliance Officer, New York, NY 10281.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board of Directors has determined that David B. Chemidlin, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item.  This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board of Directors; nor will it reduce the responsibility of the other Audit Committee members.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees for the Registrant were $63,600 and $63,600 for the fiscal years ended 10/31/10 and 10/31/09, respectively.

(b) Audit-Related Fees for the Registrant were $10,000 and $10,000 for the fiscal years ended 10/31/10 and 10/31/09, respectively.  These amounts represent procedures performed in connection with the review of the Registrant’s semiannual reports.

In addition, there were no Audit-Related Fees billed in the fiscal years ended 10/31/10 and 10/31/09 for assurance and related services by the Accountant to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("service affiliates"), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the fiscal years ended 10/31/10 and 10/31/09, respectively.

(c) Tax Fees for the Registrant were $11,400 and $11,400 for the fiscal years ended 10/31/10 and 10/31/09, respectively.  These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely registered investment company qualification review and tax distribution and analysis planning rendered by Ernst & Young LLP (“E&Y”) to the Registrant.

There were no fees billed for tax services by E&Y to service affiliates for the fiscal years ended 10/31/10 and 10/31/09, respectively, that required pre-approval by the Audit Committee.

(d) All Other Fees for the Registrant were $10,600 and $10,600 for the fiscal years ended 10/31/10 and 10/31/09, respectively. These amounts represent procedures performed in connection with the review of the Registrant’s filings with the Osaka Securities Exchange.

There were no fees billed for other non-audit services rendered by E&Y to service affiliates for the fiscal years ended 10/31/10 and 10/31/09 that required pre-approval by the Audit Committee.

(e) (1) The Charter for the Audit Committee of the Registrant requires the Audit Committee (a) to preapprove all auditing services to be provided to the Registrant by the Registrant’s independent accountants; (b) to preapprove all non-audit services, including tax services, to be provided to the Registrant by the Registrant’s independent accountants in accordance with the Securities Exchange Act of 1934, as amended (the “1934 Act”); provided, however, that the preapproval requirement with respect to the provision of non-audit services to the Registrant by the Registrant’s independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act; and (c) to preapprove non-audit services to be provided to the Registrant’s investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(f) Not applicable.

(g) Non-audit fees billed by E&Y for services rendered to the Registrant and Nomura Asset Management U.S.A., Inc. (“NAM-USA”) and any entity controlling, controlled by, or under common control with NAM-USA that provides ongoing services to the Registrant were $2.9 million and $2.9 million for the fiscal years ended 10/31/10 and 10/31/09, respectively.  These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services and non-audit related services rendered by E&Y to service affiliates.

(h) The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser and service affiliates which were not pre-approved (not requiring preapproval) is compatible with maintaining the Auditor's independence. All services provided by the Accountant to the Registrant or to service affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

(a)
The Registrant’s Board of Directors has a standing Audit Committee, which consists of the Directors who are not “interested persons” of the Registrant within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).  Currently, Messrs. Rodney A. Buck, Philip Goldstein, E. Han Kim, David B. Chemidlin and Chor Weng Tan are members of the Audit Committee.

(b)           Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

The Registrant’s investments in securities of unaffiliated issuers as of 10/31/10 are included in the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Policy

NOMURA ASSET MANAGEMENT

Nomura Asset Management Co., Ltd.
Nomura Asset Management U.S.A. Inc.
Nomura Asset Management U.K. Limited
Nomura Asset Management Singapore Limited
Nomura Asset Management Malaysia Sdn. Bhd.
Nomura Islamic Asset Management Sdn. Bhd.
Nomura Asset Management Hong Kong Limited

May 2009

I.	Basic Policy for Proxy Voting

This Proxy Voting Policy has been adopted by Nomura Asset Management Co., Ltd. and its investment advisory subsidiaries.* These companies are hereinafter collectively referred to as “NOMURA ASSET MANAGEMENT”.  The overall objective of NOMURA ASSET MANAGEMENT is to increase the value of its clients’ investments. We recognize that to establish the power to influence management through voting rights is an effective way to achieve such an objective. NOMURA ASSET MANAGEMENT believes the proxy voting right is an important financial asset that must be managed with the same care and diligence as any other client asset.  We exercise proxy voting decisions solely in the best long-term interests of our clients. When we acquire a company’s equity securities, we do so in the belief that they are a sound investment. We will not acquire equity securities simply to obtain control of or influence over an issuer.

*
(Nomura Asset Management U.S.A. Inc., Nomura Asset Management U.K. Limited, Nomura Asset Management Singapore Limited, Nomura Asset Management Malaysia Sdn. Bhd., Nomura Islamic Asset Management Sdn. Bhd., Nomura Asset Management Hong Kong Limited)

II.	Proxy Voting Guidelines

NOMURA ASSET MANAGEMENT closely examines the voting agendas of a company in the cases listed below.  Where we believe that a specific agenda item is not in the interests of shareholders, NOMURA ASSET MANAGEMENT shall decide either to vote against or to abstain from voting on the item. Proxy voting Guidelines are applied in cases:

(1)
Where it is found that the company has violated the law or otherwise engaged in antisocial activity. However, NOMURA ASSET MANAGEMENT shall not exercise the proxy voting rights solely as a means to address specific social or political issues, irrespective of investment returns of the company.

(2)	Where the auditor’s opinion on the company is qualified (for Japanese equity securities).
(3)	Where the company’s disclosure is determined to be inadequate, and therefore, deemed harmful to shareholders’ interests.

(4)	Where the company continuously reports sluggish business performance and poor investment returns, and where we consider the management’s efforts for improvement to be inadequate.
(5)	Where the company accumulates a large amount of financial assets, which are neither used effectively nor distributed to shareholders adequately.
(6)	Where the company’s business and financial strategies are deemed to harm shareholders’ interests.
(7)	Where the composition and size of the company’s board of directors or the composition of its statutory auditors are deemed inadequate, and likely to harm the shareholders’ interest.
(8)	Shareholder proposals.
(9)	Extraordinary agenda items, such as amendments to the company’s articles of incorporation, which are likely to harm shareholders’ interest.

III.	Positions on Specific Issues

(1)	Election of Directors

NOMURA ASSET MANAGEMENT votes in favor of candidates for the Board of Directors that are nominated by the issuer’s management when it is determined that such candidates would best serve our clients’ best interests.

The size of the board should be adequate and appropriate considering the nature of the company’s business and its scale.

If the company’s business performance remains sluggish over a long period and little remedial effort is apparent, or if the company is found to have engaged in any antisocial activity or any activity that would harm shareholder value, NOMURA ASSET MANAGEMENT will carefully assess the qualifications of the directors who have served during the said period or at the time of such activity in voting on their reelection.

In principle, we vote for the election of outside directors, provided that we take into consideration such elements as the competence and experience of the candidates for outside director.

With respect to proposals that call for a staggering of the terms of the directors, when it is determined that such a change would harm the effectiveness of corporate governance, we would oppose such a proposal.

Because outside directors of companies that have adopted the committee system play an especially essential role in each of the three committees - nomination, compensation and audit - special consideration should be paid to the directors’ qualifications, such as independence. Companies have transferred the decision-making for many important matters, such as disposition of profits, from shareholders to the executive officers and the board of directors of the company. In consideration of this fact, the qualifications of the director for the office should be judged upon careful review of the assessment of the board of directors.

(2)	Election of Auditors

Auditors are expected to be qualified to audit the business of directors on behalf of shareholders, and to function adequately for that purpose.

Where the company has engaged in a certain antisocial or illegal activity in which an auditor is found responsible for any part thereof, or determined to have failed to fully perform his/her duties, we will form a negative opinion on the reelection of such an auditor.

It is desirable to ensure that the outside auditors are independent of management. It is not desirable to have the audit committee composed of outside auditors all of whom lack independence. Where a reduction in the number of auditors is proposed, there should be proper justification for such a reduction.

(3)	Executive Compensation

NOMURA ASSET MANAGEMENT votes for management compensation plans that in its view, are reasonable, especially equity-based compensation plans that are aligned with the long-term interests of the company’s shareholders. However, we vote against plans that are inconsistent with or inequitable compared to the company’s overall financial condition, or that would substantially dilute the interests of shareholders.

When a company is discovered to have engaged in antisocial activities, we expect to see corrective measures reflected in management’s compensation.

It is desirable for the company to disclose management’s compensation so that shareholders can determine whether or not it is fair and reasonable.

(4)	Stock Option

In principle, we vote for stock option plans when the conditions of the plan, such as eligibility and its scale, are properly set forth for the purpose of promoting the incentives of the executives and employees. However, we vote against such plans when the conditions are deemed to be improper.

(5)	Capital Policy

①	Distribution policy
In deciding on the distributions to its shareholders, the company should ensure that such distributions are consistent with its long-term investment plan. While we view the acquisition of the company’s own stock positively as a means to enhance the company’s value, it is always necessary to determine whether this is the most appropriate distribution method for the sake of the company’s long-term capital structure.

②	Change in number of authorized shares
An increase in the number of authorized shares is required for a variety of legitimate business purposes, including financing, stock splits, corporate reorganizations, or debt for equity exchanges. NOMURA ASSET MANAGEMENT will vote for a company’s proposed increase in the number of authorized shares unless it is considered a special circumstance proposal. Such proposals are assessed on a case-by-case basis.

③	Issuance of preferred and other classes of shares
NOMURA ASSET MANAGEMENT will carefully scrutinize proposals with respect to the issuance of shares in special cases, such as to authorize the board of directors to issue preferred shares with discretion to determine such conditions as voting rights, conversion, dividend and transferability (“Blank Check” Preferred Shares). We recognize that while such classes of shares are generally issued for financing purposes, they could hinder growth in shareholder value.

(6)	Corporate Restructuring

①	Mergers, acquisitions and other corporate restructurings
NOMURA ASSET MANAGEMENT reviews all proposals for mergers, acquisitions and other forms of corporate restructuring on a case-by-case basis by evaluating the financial impact on our clients.

②	Anti-takeover measures
NOMURA ASSET MANAGEMENT will not vote, in principle, for proposals that make it more difficult for a company to be acquired by another company. We believe that anti-takeover measures can depress a company’s market value.

However, we may vote for proposals, based on individual analysis and on a case-by-case basis, only when we have clearly determined that they are primarily intended to protect shareholder value rather than the management itself.

(7)	Corporate Social Responsibility

The management of a company is responsible for the firm’s day-to-day business activities. Rather than rendering a judgment on specific social or political matters, NOMURA ASSET MANAGEMENT will, in principle, honor the management’s business judgment on such matters. However, NOMURA ASSET MANAGEMENT may decide to vote on such social or political matters on a case-by-case basis when such matters may have an impact on investment returns. In making judgments on such proposals, we pay close attention to individual circumstances in each country.

IV.  Conflicts of Interest

In exercising voting rights, there may arise conflicts of interest (for example, NOMURA ASSET MANAGEMENT may have a business relationship with an issuer whose securities are held in client portfolios. and over which we have proxy voting discretion).

When such a conflict of interest arises, NOMURA ASSET MANAGEMENT shall vote, in order to remain impartial in the exercising of proxy voting rights, based on recommendations made by third-party proxy voting service vendors. We recognize the necessity of such recommendations by these vendors only when NOMURA ASSET MANAGEMENT generates from its business relationship with an issuer an amount of more than 1 percent of the total revenue of NOMURA ASSET MANAGEMENT, and when the proposal to be voted on may provide an undue enrichment to the director, officer, or another affiliate of such issuer. Where the revenue from a business relationship with the issuer is more than 0.5 percent of the total revenue of NOMURA ASSET MANAGEMENT, we will closely examine the proposal to see whether there is any potential conflict of interest.

With respect to shares of Nomura Holdings, Inc. and its affiliated companies that are held in client portfolios, we shall seek advice from third-party proxy voting service vendors.

***************

Principles on Corporate Governance of Portfolio Companies

Purpose of the Principles

1.
For a company to manage its business operations with due consideration for shareholders’ interests and steady long-term earnings, it is crucial for the company’s corporate governance to function adequately. As an investment manager, NOMURA ASSET MANAGEMENT has established basic corporate governance principles (described below) that it looks for in companies that are held within its portfolios.  We monitor the business operations of companies in which we invest to ensure consistency with these principles. We believe that companies that follow these principles operate their businesses with autonomy in a way that enhances shareholders’ interests/value in the long term. On the other hand, where no continued expansion of shareholder value is recognized in a company, or where the company’s business performance or investment return has been sluggish, we will seek to promote investors’ (beneficiaries’) interests by demanding the company take corrective measures.

Ideal Form of Corporate Governance
2.	We believe the following are the most appropriate forms of corporate governance to serve long-term shareholders’ interests:
①	The board consists of an adequate number of directors qualified for rendering proper business judgments and effective functioning.
②	The statutory auditors are qualified to audit the activities and functions performed by directors on behalf of shareholders.
③	Where the board of directors has designated committees of the board to carry out specific functions, each committee shall consist of qualified members and operate with independence.
④	Executives’ compensation is well balanced with long-term investment returns, reflecting improvements in shareholders’ value and appropriate management incentives.
⑤	The corporate governance system is in place to ensure sufficient internal control in terms of compliance and internal auditing.

Accountability through Disclosure

3.
We will request that companies uphold their accountability through timely and proper public disclosure in order for us to monitor their corporate governance. We will demand full disclosure and explanation as well as corrective measures with respect to any illegal or antisocial activity if any.

Dialogue with Companies

4.	NOMURA ASSET MANAGEMENT, as an investment manager, will step up its dialogue with companies regarding their corporate governance efforts.

Exercise of the Voting Rights

5.
NOMURA ASSET MANAGEMENT will vote proxies on behalf of its clients in a manner consistent with the corporate governance principles stated above and seek that companies manage their business operations with due consideration for shareholders’ long-term interests.

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ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a) (1) As of January 5, 2010, Mr. Shigeto Kasahara acts as the Registrant's lead portfolio manager.  Mr. Kasahara has served as a portfolio manager of the Registrant since April 2005. He previously served as a portfolio manager specializing in Pacific Basin ex-Japan Equities at Nomura Asset Management Hong Kong Limited (“NAM-Hong Kong”) from 2002 to 2004. He has been a portfolio manager at Nomura Asset Management Singapore Limited (“NAM-Singapore”) since 2004. The portfolio manager is primarily responsible for the day-to-day portfolio management of the Registrant.  He oversees investment decisions and activities and reviews research analysis.

      (2) As of October 31, 2010, Mr. Kasahara was primarily responsible for the day-to-day portfolio management for the Registrant, for 5 other pooled investment vehicles that are not registered investment companies under the 1940 Act (with total assets of US $283 million as of October 31, 2010) and for 2 other accounts (with total assets of US $310 million as of October 31, 2010). None of the investment advisory fees with respect to these accounts is based on the performance of the account. Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include the following: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager's time and attention among relevant accounts and (iii) circumstances where the Registrant's investment adviser has an incentive fee arrangement or other interest with respect to one account that does not exist with respect to other accounts.

      (3) As of October 31, 2010, the portfolio manager receives a combination of base compensation and discretionary compensation consisting of a cash bonus. The methodology used to determine the portfolio manager's compensation is applied across all accounts managed by the portfolio manager. Generally, the portfolio manager receives fixed salary compensation based on his duties and performance. The amount of base salary is reviewed annually after completion of the formal performance appraisal process. In order to appraise the portfolio manager's performance, certain measures are used, such as a review of his specialties and expertise, a review of his capabilities to achieve assigned duties and a review of his management and communication skills. In addition to base compensation, the portfolio manager may receive discretionary compensation in the form of a cash bonus. The bonus, which is paid semi-annually, is based on both quantitative and qualitative scores. The quantitative score is determined prior to payment based on the performance of the portfolio manager's accounts. The quantitative scoring for purposes of the bonus comprises 60 to 80 percent of the performance appraisal measurement. As indicated above, Mr. Kasahara is responsible for multiple accounts. The quantitative scoring generally takes into account the performance of each of these accounts, on a pre-tax basis over the average of the most recent one-year and three-year periods, compared against benchmarks established for such accounts during the same periods. In evaluating the performance of the Registrant, NAM-Singapore utilizes the performance of the Korea Composite Stock Price Index (KOSPI) as the benchmark.   The qualitative score is determined by analyzing the quality of the portfolio manager's contribution to the Registrant's investment adviser, focusing primarily on the contribution to the management of the investment team and to client service and marketing. While the bonus can range up to 100 percent or more of base salary, the Registrant's investment adviser has indicated that cash bonuses typically represent approximately 20 to 40 percent of its portfolio managers' aggregate cash compensation.

      (4) As of October 31, 2010, the portfolio manager did not own beneficially any securities issued by the Registrant.

(b) Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
May 1, 2010 – May 31, 2010	None	N/A	N/A	N/A
June 1, 2010 – June 30, 2010	None	N/A	N/A	N/A
July 1, 2010 – July 31, 2010	95,387	9.66	95,387	$0
August 1, 2010 – August 31, 2010	54,222	10.27	54,222	$0
September 1, 2010 – September 30, 2010	None	N/A	N/A	N/A
October 1, 2010 – October 31, 2010	None	N/A	N/A	N/A

*
The Fund commenced open market purchases on the New York Stock Exchange on July 1, 2010 and suspended the repurchase program on August 13, 2010.  The Board of Directors announced an enhanced Discount Management Plan on August 17, 2010 that provided for a tender offer of up to 20 percent of the Fund's outstanding shares of common stock.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The principal purpose of the Registrant's Nominating Committee is to select and nominate the Directors of the Registrant. It evaluates candidates' qualifications for Board membership and, with respect to nominees for positions as independent directors, their independence from the Registrant's manager and its affiliates and other principal service providers.

There have been no changes since January 1, 2006 to the procedures by which Registrant’s shareholders may recommend nominees to the Registrant’s Nominating Committee.  The Nominating Committee will consider potential director candidates recommended by Registrant shareholders provided that the proposed candidates satisfy the director qualification requirements provided in the Nominating Committee’s Charter; are not “interested persons” of the Registrant as defined in Section 2(a)(19) of the 1940 Act; and are “independent” as defined by the applicable independence requirements of any stock exchange on which the Registrant’s shares are listed.  The Committee has determined that potential director candidates recommended by Registrant shareholders must satisfy the Securities and Exchange Commission’s (“SEC”) nominee requirements found in Regulation 14A of the 1934 Act.  Shareholders recommending potential director candidates must substantiate compliance with certain requirements at the time of submitting their proposed director candidate to the attention of the Registrant’s Secretary.

The Committee meets annually to identify and evaluate nominees for Director and makes its recommendations to the Board.  In identifying and evaluating a potential nominee to serve as an independent Director of the Registrant, the Nominating Committee will consider, among other factors: (i) whether the individual is “disinterested” in terms of both the letter and spirit of the 1940 Act; (ii) whether the individual has the integrity, independence of mind and personal qualities to fulfill the fiduciary duties of an independent Director of the Registrant and to protect the interests of the Registrant’s shareholders; (iii) the individual’s expertise, experience or relationship relevant to the business of the Registrant (knowledge of and experience in the Asia Pacific region); (iv) whether the individual has knowledge of investments and finance; (v) the individual’s ability to attend at least four regular meetings a year; and (vi) whether the individual can add to the balance of experience of the present independent directors.  The standard of the Nominating Committee is to treat equally all qualified members in the same manner.

ITEM 11.  CONTROLS AND PROCEDURES

The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by  this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS

(a)(1)	Code of Ethics.
(a)(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2a under the 1940 Act are attached hereto as an exhibit.
(a)(3)	Not applicable.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

SIGNATURES
________________________

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Korea Equity Fund, Inc.

By: /s/ Shigeru Shinohara
Shigeru Shinohara, President
(Principal Executive Officer)

Date:           January 6, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Rita Chopra-Brathwaite
Rita Chopra-Brathwaite,  Treasurer
(Principal Financial Officer)

Date:           January 6, 2011